SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



             Date of report (Date of earliest event reported):February 1, 2000


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                   New York
                 (State or Other Jurisdiction of Incorporation)


            1-14161                                               11-3431358
(Commission File Number)                     (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York               11801
     One MetroTech Center, Brooklyn, New York                   11201
        (Address of Principal Executive Offices)            (Zip Code)

                          (516) 755-6650 (Hicksville)
                          (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events.
            ------------

            On January 21, 2000, KeySpan Gas East Corporation d/b/a Brooklyn Union of Long Island ("BULI"), a wholly owned subsidiary of KeySpan Corporation d/b/a KeySpan Energy (the "Company"), established a program for the issuance from time to time of up to $600,000,000 aggregate principal amount of Medium-Term Notes, Series A, Due Nine Months or More from the Date of Issue (the "Medium-Term Notes"), such Medium-Term Notes to be fully and unconditionally guaranteed by the Company. Issuances of Medium-Term Notes will be made under the Company's and BULI's previously filed joint Registration Statement on Form S-3, as amended (Reg. Nos. 333-92003 and 333-92003-01), dated January 19, 2000 (the
"Registration Statement"), and the related prospectus supplement, dated January 21, 2000. On February 1, 2000, BULI issued $400,000,000 aggregate principal amount of Medium-Term Notes, titled 7 7/8% Notes Due February 1, 2010
(the "7 7/8% Notes").

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

      (c) Exhibits. The following Exhibit is filed as part of this Report and as an Exhibit to the Registration Statement.

           (1) Form of Medium-Term Note issued in connection with the 7 7/8% Notes.


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                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              KEYSPAN CORPORATION

Dated: February 1, 2000       By:   /s/ Robert R. Wieczorek
                                    -----------------------
                              Name: Robert R. Wieczorek
                              Title:Vice President, Secretary and Treasurer


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                               INDEX TO EXHIBITS


Exhibit No.    Exhibit                                                Page
----------     -------                                                ----

     4         Form of Medium-Term Note issued in connection with the
               7 7/8% Notes                                             5



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